UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) March 15, 2005
                                                       -------------------------

                           ASTRATA GROUP INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             000-32475                               84-1408762
--------------------------------------------------------------------------------
       (Commission File Number)         (IRS Employer Identification No.)



1801 Century Park East, Suite 1830, Los Angeles, California          90067-2320
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (310) 282-8646
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

                             Section 8--Other Events

Item 8.01.  Other Events.

      On March 15, 2005, the registrant issued a press release disclosing the closing of its acquisition of SureTrack -a leader in satellite-based communications facilitating cross-border fleet management services, particularly in remote areas. The acquisition, which became effective July 15, 2004, was completed January 24, 2005.

      A copy of this press release is attached hereto as exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 2005                    ASTRATA GROUP INCORPORATED


                                          By:/s/ Anthony J. Harrison
                                             -----------------------------------
                                             Anthony J. Harrison
                                             Chief Executive Officer